REAL ESTATE SECURITIES FUND

Class	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PRRAX	PRCEX	PREJX	PIRPX	PIREX	PRAEX	PRENX	PRERX	PRETX	PREPX
Principal Funds, Inc. Summary Prospectus March 1, 2016 as amended December 16, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2016 as supplemented March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016, June 17, 2016, June 30, 2016, July 29, 2016, August 5, 2016, September 16, 2016, September 22, 2016, November 2, 2016, November 15, 2016, and December 16, 2016, and the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016 and November 22, 2016 as supplemented December 16, 2016 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to generate a total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 398 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.15%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.23%	0.25%	0.16%	0.15%	0.07%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.30%	2.07%	1.13%	0.97%	0.89%	1.70%	1.57%	1.39%	1.20%	1.08%
Expense Reimbursement (2)	N/A	N/A	N/A	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.07%	1.13%	0.97%	0.89%	1.70%	1.57%	1.39%	1.20%	1.08%
(1) Expense information in the table has been restated to reflect current fees. Effective December 31, 2015, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 28, 2017; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$675	$939	$1,224	$2,032
Class C	310	649	1,114	2,400
Class J	215	359	622	1,375
Class P	99	309	536	1,190
Institutional Class	91	284	493	1,096
Class R-1	173	536	923	2,009
Class R-2	160	496	855	1,867
Class R-3	142	440	761	1,669
Class R-4	122	381	660	1,455
Class R-5	110	343	595	1,317
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$210	$649	$1,114	$2,400
Class J	115	359	622	1,375

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.2% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund invests in equity securities of small, medium, and large market capitalization companies.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Small and Medium Market Capitalization Companies. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Real Estate. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

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Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Institutional Class and Classes R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class C shares (January 16, 2007) and Class P shares (September 27, 2010), the performance shown in the table for these classes is based on the performance of the Fund's R-3 Class shares, adjusted to reflect the respective fees and expenses of each class. Where this adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used for the newer class. These adjustments for these newer classes result in performance for such periods that is no higher than the historical performance of the R-3 Class shares, which were first sold on December 6, 2000.

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Total Returns as of December 31 (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	33.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(33.89)%

Average Annual Total Returns
For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.90)%	11.16%	7.26%
Class A Return After Taxes on Distributions	(3.62)%	9.63%	5.68%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.15)%	8.49%	5.51%
Class C Return Before Taxes	2.07%	11.54%	7.10%
Class J Return Before Taxes	3.01%	12.49%	7.82%
Class P Return Before Taxes	4.15%	12.81%	8.03%
Institutional Class Return Before Taxes	4.22%	12.94%	8.38%
Class R-1 Return Before Taxes	3.40%	12.01%	7.46%
Class R-2 Return Before Taxes	3.53%	12.14%	7.60%
Class R-3 Return Before Taxes	3.76%	12.35%	7.80%
Class R-4 Return Before Taxes	3.91%	12.56%	8.00%
Class R-5 Return Before Taxes	4.06%	12.70%	8.13%
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	2.52%	11.88%	7.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC
•    Keith Bokota (since 2013), Portfolio Manager
•    Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager

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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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